Investments carried under the equity method	3 Months Ended
Mar. 31, 2022
Investments carried under the equity method [Abstract]
Investments carried under the equity method
Note 7. - Investments carried under the equity method
The table below shows the breakdown of the investments held in associates as of March 31, 2022 and December 31, 2021:

	Balance as of March 31, 2022	Balance as of December 31, 2021
	($ in thousands)
2007 Vento II, LLC	193,441	195,952
Windlectric Inc	34,910	41,911
Myah Bahr Honaine, S.P.A.	39,600	38,922
Pemcorp SAPI de CV	14,692	15,358
Pectonex, R.F. Proprietary Limited	1,472	1,495
Evacuación Valdecaballeros, S.L.	881	923
ABY Infraestructuras S.L.U.	33	21
Total	285,029	294,581

2007 Vento II, LLC, is the holding company of a 596 MW portfolio of wind assets in the U.S., 49% owned by Atlantica since June 16, 2021, and accounted for under the equity method in these Consolidated Condensed Interim Financial Statements (Note 1).

Windlectric Inc., the project entity, is 100% owned by Amherst Island Partnership, which is accounted for under the equity method in these Consolidated Condensed Interim Financial Statements.

Myah Bahr Honaine, S.P.A., the project entity, is 51% owned by Geida Tlemcen, S.L., which is accounted for using the equity method in these Consolidated Condensed Interim Financial Statements. Geida Tlemcen, S.L. is 50% owned by Atlantica.
Pemcorp SAPI de CV, Monterrey´s project entity, is 100% owned by Arroyo Netherlands II B.V., which is accounted for under the equity method in these Consolidated Condensed Interim Financial Statements. Arroyo Netherlands II B.V. is 30% owned by Atlantica.

The decrease in investments carried under the equity method as of March 31, 2022, is primarily due to the distributions received by Atlantica Yield Energy Solutions Canada Inc. (“AYES Canada”) from Amherst Island Partnership for $7.5 million. A significant portion of the distributions received from Amherst are distributed by the Company to its partner in this project (Note 13).